Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 6, 2014 (this "Amendment"), is among TESCO US HOLDING LP (the "US Borrower"), TESCO CORPORATION (the "Canadian Borrower", and collectively with the US Borrower, the "Borrowers"), the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITAL

The Borrowers, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of April 27, 2012 (as amended or modified from time to time, the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.
AMENDMENTS.

Upon the satisfaction of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

1.1    Section 6.06(d) of the Credit Agreement is restated as follows:

(d) the Parent may make Restricted Payments consisting of redemptions, retirements, acquisitions, cancellations or terminations of any Equity Interests in the Parent in an aggregate amount after the Effective Date not to exceed $150,000,000, provided that, before and after giving pro forma effect to such Restricted Payments, (i) no Default exists or would be caused thereby, (ii) the representations and warranties contained in the Loan Documents shall be true and correct on and as of the date thereof (both before and after giving pro forma effect thereto) as if made on such date, (iii) the Leverage Ratio is less than 2.0:1.0, and (iv) the sum of (A) Unrestricted Cash plus (B) the excess of the aggregate Commitments over the Revolving Loans and the LC Exposure is at least $50,000,000; and

ARTICLE 2.
REPRESENTATIONS.

Each Borrower represents and warrants to the Lenders and Administrative Agent that:

2.1    The execution, delivery and performance of this Amendment are within each Borrower's corporate, company, limited partnership or similar powers and have been duly authorized by all necessary corporate, company, limited partnership or similar action and, if required, stockholder, member, partnership or similar action.

2.2    This Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3    The execution, delivery and performance of this Amendment by each Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent or any of its material Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its Subsidiaries, and (d) except as required under the Loan Documents, will not result in the creation or imposition of any material Lien on any asset of the Parent or any of its Subsidiaries, other than Liens permitted under Section 6.02.

2.4    The representations and warranties of each Loan Party set forth in the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties are expressly limited to any earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date).

2.5    Before and after giving effect to the amendments herein contained, no Event of Default or Default shall have occurred and be continuing.

ARTICLE 3.
CONDITIONS PRECEDENT.

This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

3.1    This Amendment shall be executed by each of the Borrowers and the Required Lenders.

3.2    The Consent and Agreement attached hereto shall be executed by each of the Guarantors.

ARTICLE 4.
MISCELLANEOUS.

4.1    References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. Except as expressly amended hereby, each Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

4.2    This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TESCO CORPORATION

By: /s/ Julio M Quintana
Name:    Julio M Quintana
Title:    President & Chief Executive Officer

TESCO US HOLDING LP

By: TESCO CANADA INTERNATIONAL INC.,
its general partner

By: /s/ Christopher L Boone
Name:    Christopher L Boone
Title:    Senior Vice President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By: /s/ Thomas Okamoto
Name:    Thomas Okamoto
Title:    Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Swingline Lender and Issuing Bank to Canadian LC Obligors

By: /s/ Thomas Okamoto
Name:    Thomas Okamoto
Title:    Authorized Officer

AMEGY BANK NA

By: /s/ James C. Day
Name:    James C. Day
Title:    Vice President

BOKF, NA dba Bank of Texas

By: /s/ Marian Livingston
Name:    Marian Livingston
Title:    Senior Vice President

COMERICA BANK

By: /s/ Bradley Kuhn
Name:    Bradley Kuhn
Title:    AVP

HSBC BANK USA, N.A.

By: /s/ Michael Bustios
Name:    Michael Bustios
Title:    Vice President
20556

THE BANK OF NOVA SCOTIA

By: /s/ Wade Talbott
Name:    Wade Talbott
Title:    Director, Credit Solutions Group

By: /s/ Dave Forbes
Name:    Dave Forbes
Title:    Director & Group Lead, Credit Solutions Group

TRUSTMARK NATIONAL BANK

By: /s/ Jeff Deutsch
Name:    Jeff Deutsch
Title:    SVP

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby:

(a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

(b) acknowledges and agrees that (i) each Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, and (ii) it has no setoff, counterclaim, defense or other claim or dispute with respect to any Collateral Document to which it is a party or any other Loan Document to which it is a party thereto;

(c) represents and warrants to the Administrative Agent and the Lenders that: (i) the execution, delivery and performance of this Consent and Agreement are within each Guarantor's corporate, company, limited partnership or similar powers and have been duly authorized by all necessary corporate, company, limited partnership or similar action and, if required, stockholder, member, partnership or similar action; (ii) this Consent and Agreement has been duly executed and delivered by each Guarantor and constitutes a legal, valid and binding obligation of each Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iii) the execution, delivery and performance of this Consent and Agreement by each Guarantor (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent or any of its material Subsidiaries or any order of any Governmental Authority, (D) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any of its material Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its material Subsidiaries, and (E) except as required under the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Parent or any of its material Subsidiaries, other than Liens permitted under Section 6.02.

Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Consent and Agreement may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Consent and Agreement by telecopy or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Consent and Agreement.

TESCO CORPORATION

By: /s/ Julio M Quintana
Name:    Julio M Quintana
Title:    President & Chief Executive Officer

TESCO US HOLDING LP

By: TESCO CANADA INTERNATIONAL INC.,
its general partner

By: /s/ Christopher L Boone
Name:    Christopher L Boone
Title:    Senior Vice President

TESCO CANADA INTERNATIONAL INC.

By: /s/ Christopher L Boone
Name:    Christopher L Boone
Title:    Senior Vice President

TESCO SERVICES INTERNATIONAL INC.

By: /s/ Christopher L Boone
Name:    Christopher L Boone
Title:    Senior Vice President

Tesco Products Ltd.

By: /s/ Dean Ferris
Name:    Dean Ferris
Title:    President

TESCO DRILLING TECHNOLOGY INC.

By: /s/ Dean Ferris
Name:    Dean Ferris
Title:    President

TESCO DRILLING TECHNOLOGY LIMITED

By: /s/ Dean Ferris
Name:    Dean Ferris
Title:    President

TESCO CORPORATION (US)

By: /s/ Jason Burton
Name:    Jason Burton
Title:    Vice President

TESCO OFFSHORE SERVICES, INC.

By: /s/ Tyler Wilson
Name:    Tyler Wilson
Title:    President

P.T. TESCO INDONESIA

By: /s/ Dean Ferris
Name:    Dean Ferris
Title:    Commissioner

TESCO R.F. COMPANY LIMITED

By: /s/ Dean Ferris
Name:    Dean Ferris
Title:    Director

PERSONAL TECNICO PARA SERVICIOS PETROLEROS S.A. DE C.V.

By: /s/ Michael Edward Irausquin
Name:    Michael Edward Irausquin
Title:    Legal Representative

DRILLING INNOVATION DE MEXICO, S.A. DE C.V.

By: /s/ Michael Edward Irausquin
Name:    Michael Edward Irausquin
Title:    Legal Representative

TESCO ARGENTINA S.A.

By: /s/ Michael Edward Irausquin
Name:    Michael Edward Irausquin
Title:    President